Property, Plant and Equipment	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment	Property, Plant and Equipment
A summary of property, plant and equipment as of December 31, 2020 and 2019 is as follows:

	2020	2019
	(in millions)
Land and industrial buildings	$3,428	$3,279
Plant, machinery and equipment	9,268	8,621
Assets sold with buy-back commitment	2,640	2,649
Construction in progress	149	164
Other	810	793
Gross property, plant and equipment	16,295	15,506
Accumulated depreciation	(11,372)	(10,237)
Net property, plant and equipment	$4,923	$5,269

Property, plant and equipment recorded under capital leases were immaterial as of December 31, 2020 and 2019.
Depreciation expense on the above property, plant and equipment totaled $801 million, $853 million, and $965 million for the years ended December 31, 2020, 2019, and 2018, respectively. Excluding depreciation for assets sold with buy-back commitments, depreciation expenses totaled $524 million, $548 million, and $587 million for the years ended December 31, 2020, 2019, and 2018, respectively.
As a result of the significant decline in industry demand and other market conditions due to the economic disruption caused by the COVID-19 pandemic, the Company reviewed its manufacturing footprint and has reassessed the recoverability of certain assets. As a result, the Company recorded property and equipment impairments of $163 million. Agriculture, Construction and Commercial & Specialty Vehicles recognized $111 million, $45 million and $7 million of impairment charges in the second quarter of 2020, respectively. In the same period, Commercial and Specialty Vehicles recognized charges, including impairments of assets sold with buy-back commitments, of $282 million in connection with new actions identified in order to realize the asset portfolio of vehicles sold under buy-back commitments. These actions were taken as a result of the significant deterioration of the used vehicle markets in which the segment operates and the consequent impact on truck residual values. Commercial and Specialty Vehicles recognized an impairment loss on new and used vehicles of $144 million, $86 million and $76 million on assets sold with a buy-back commitment for the years ended December 31, 2020, 2019, and 2018, respectively. The losses are recognized in “Cost of goods sold” on the Consolidated Statements of Operations.The Company had contractual commitments of $126 million and $118 million for the acquisition of property, plant and equipment at December 31, 2020 and 2019, respectively.